Exhibit 99.1
Newpark Resources Presentation August 2011

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, the impact of restrictions on offshore drilling activity in the Gulf of Mexico, our customer concentration, particularly in our Mats and Integrated Services segment, the cyclical nature of our industry, the availability of raw materials and skilled personnel, our market competition, the cost and continued availability of borrowed funds, our international operations, political and social unrest in North Africa and the Middle East, legal and regulatory matters, including environmental regulations, inherent limitations in insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, the impact of severe weather, particularly in the U.S. Gulf Coast and our ability to successfully integrate the business acquired from Rheochem and to realize the anticipated benefits from the acquisition. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.

Company Overview 3 Specialized provider of:Fluids Systems and Engineering Mats and Integrated ServicesEnvironmental ServicesCustomers:Oil and Gas IndustryKey geographic markets: North America North AfricaEuropeBrazilAsia Pacific

Drilling Fluids - Market Share 4 Our worldwide market share has demonstrated growth over the past decadeGrowth has been driven by independents, major international oil companies and national oil companiesMarket share was impacted by downturn in North America in 2009 but rebounded in 2010 2010 Worldwide Fluids Market$8.3 billion market size Newpark Resources 7.2% Baker Hughes 10.1% Halliburton Corp. 22.8% Others 22.7% Schlumberger 37.2%

Technology

- **Focused on providing customized solutions for E&P operators to improve their drilling economics**
  - Offshore - Deepwater and Shelf
    - Completed in early 2011 an offshore well for a major IOC in over 7000 feet of water
  - Land – Conventional and Unconventional Formations
- **Proprietary and Patented Technology**
  - High Performance Water-Based Systems
  - High Performance Synthetic-Based Systems
  - Traditional and Hybrid Oil-Based Systems





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August 2011

Technology



- **New water based system, *Evolution*™, used successfully in the U.S. shale plays**
  - Yields improved rate of penetration; reduced operating expense (rig time and waste disposal)
  - Since beginning of 2010, 66 customers and more than 300 wells have used *Evolution*
  - Won 2010 *World Oil* magazine innovation award for "Best Drilling, Completions & Production Fluids"
  - Won Hart's *E&P* magazine *Special Meritorious Award for Engineering Innovation.*
- **Newpark recognized in 2010 by EnergyPoint Research, an independent customer service survey company.**
  - Rated 1st in HS&E policies and practices
  - Rated 1st in drilling fluids products
  - Rated 1st in availability and delivery


9th ANNUAL WORLD OIL® AWARDS
Winner 2010


ENERGYPOINT RESEARCH INC
Rated 1st in
HSE
OILFIELD SERVICES
Customer Satisfaction
2010
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling Fluids Products
OILFIELD PRODUCTS
Customer Satisfaction
2008-2009
ENERGYPOINT RESEARCH INC
Rated 1st in
Availability & Delivery
OILFIELD PRODUCTS
Customer Satisfaction
2008-2009

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Customer Revenue Mix Growth with IOC's and NOC'sResults of strategic shift started in 2006Focus on IOC's and NOC'sWhy?Less competition versus independentsLonger investment horizons (stability)Longer-term contracts 7

International Revenue Growth/Mix Focused on driving towards more balance between North American and International revenuesWhy?To provide more stability; balance between natural gas (North America) and oil (International)Longer investment horizons (stability) 8 USCanadaBrazilEurope & Africa

Fluids Systems and Engineering Scope of Operations - North America 9 Serves most all North American basins Approximately 15% share of total U.S. markets served in 2010, up from 14% in 20091Introduced Evolution(tm) for use in Barnett, Bakken, and Eagle Ford Shales; expanding into MarcellusApproximately 16% share of the U.S. shale markets1 (1) Source: Company estimates

Fluids Systems and Engineering Expanding Internationally 10 MarketsItaly, Algeria, Tunisia and RomaniaNew market opportunities: Turkey, Egypt, Kurdistan (Iraq), Congo and the Middle EastBrazil: Petrobras and IOCs; looking to expand in South AmericaRheochem acts as foundation for Asia Pacific expansion Long-term Growth Potential

Penetrating Brazilian Offshore Market

- 2nd largest drilling fluids capacity in Brazil
- Customers include Petrobras, XOM, Maersk, Anadarko and Alvorada
- 2010 revenue of $61 million, compared to $26 million in 2009
  - $37 million in first half 2011
- Taking steps to improve profitability
  - Expand work with IOCs
  - Focus on proprietary products such as DeepDrill


BRAZIL

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Rheochem Acquisition 12 Acquisition of Rheochem drilling fluids business closed on April 21, 2011Australia New ZealandIndiaMarkets:OffshoreOnshoreGeothermalCoal Bed MethaneInitial purchase price of $26 million with earn out potential based on EBITDA up to $22 million, at current exchange ratesContributed $6.6 million in revenues on partial second quarter, 14% operating margin

Mats and Integrated Services

- **Growth through new markets for mat rentals**
  - Northeast U.S.
  - UK
- **New environmental applications drove growth in 2010 and 2011**
  - Use of composite mats to minimize adverse impacts of land drilling
- **Near term reduction in revenues**
  - Largest customer reducing number of mats used on location - sequential reduction in revenues from second quarter of approximately $6-$7 million
  - Segment operating margins expected to drop from Q2 2011 level of 53%, but to remain stronger than the 30% experienced in Q2 of 2010, when rental revenues were at a similar level



Mats and Integrated Services Revenues
Revenues ($ millions)
100
80
60
40
20
0
$90
$90
$37
$69
$31
$51
Full Year
First Half
2007
2008
2009
2010
2011

Chesapeake ENERGY

BR PETROBRAS

ExxonMobil



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Environmental Services



- **Processes and disposes of E&P waste**
  - Non-hazardous oilfield waste
- **Leading market position in U.S. Gulf Coast**
  - Uses low pressure injection technology
  - Waste disposed into unique geological structures underground
- **Impacted by Gulf of Mexico Moratorium in 2010**
  - Recovery dependent on pace of permitting in the Gulf


Environmental Services Revenues
Revenues ($millions)
70
60
50
40
30
20
10
0
$58
$62
$43
$49
$25
$21
2007
2008
2009
2010
2011
Full Year
First Half



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Second Quarter 2011

► Operating performance

- Record revenues of $231 million in Q2 2011, up 14% from Q1 2011 and 27% from a year ago
- EPS of 19¢ in Q2 compared to 16¢ in Q1 and 12¢ a year ago. Net income of $19.3 million is highest reported quarterly net income in Newpark's history
- Fluids revenues in U.S. grew 22% on a 6% increase in rig count – grew market share to 16% in Q2.
- Mats revenues grew 21% driven by composite mat sales and Marcellus/Gulf Coast rentals.
- Environmental revenues increased 30% due to state and inland volumes as well as temporary flooding at a competitor's location.



Revenue (left)
Operating Income (right)
Revenue ($ millions)
Operating Income ($ millions)
250
225
200
175
150
125
100
75
50
25
0
50
45
40
35
30
25
20
15
10
5
0
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11



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Capital Structure 16 Solid balance sheetDebt/Capitalization ratio of 27.3% Cash balances of $64 million at June 30, 2011 Convertible notes termsInterest rate of 4%Conversion price of $11.00 per shareNo financial covenantsMatures 2017

Outlook

- **Oil & gas liquids expected to drive U.S. drilling activity in 2011**
  - We are participating in the move toward liquids
- **Evolution™ Technology**
  - Continue deploying across North America
- **Continue international growth - build on recent success in Brazil and Rheochem acquisition**
- **Work to re-deploy available mats to customers in other locations**
- **Return of drilling in the Gulf of Mexico should benefit our fluids and environmental services businesses**


U.S. Drilling Rigs by Type(1)
Horizontal
Vertical
Directional
70%
60%
50%
40%
30%
20%
10%
0%
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11


Oil vs Gas Rig Mix(1)
80%
70%
60%
50%
40%
30%
20%
10%
0%
Oil
Gas
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11

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(1)Source: Baker Hughes

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Appendix 18

Financials 19

Financials 20 <root/>

Financials 21

Financials 22

23 Paul Howes President & CEO Jim Braun SVP & CFOMark Airola SVP, GC & Admin OfficerBruce Smith President Fluids Systems and EngineeringJeff Juergens President Mats & Integrated Services & Environmental ServicesBill Moss VP Corporate Strategy & Development Experienced Leadership

Management Biographies 24 Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.James E. Braun, Sr. VP & CFO: Jim joined Newpark in October 2006 as its Vice President and Chief Financial Officer. Mr. Braun was named Senior Vice President in February of 2011. Before joining Newpark, since 2002, Mr. Braun was Vice President, Finance, of Baker Oil Tools, one of the largest divisions of Baker Hughes Incorporated, a leading provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry. From 1998 until 2002, Mr. Braun was Vice President, Finance and Administration, of Baker Petrolite, the oilfield specialty chemical business division of Baker Hughes Incorporated. Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and he was with Deloitte & Touche prior to joining Baker Hughes Incorporated.Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

Management Biographies



Bruce C. Smith, Executive VP and President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services & Environmental Services: Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.

William D. Moss, VP Corporate Strategy & Development: Bill joined Newpark in June 2008 as President of Mats and Integrated Services. In June 2009, he became VP Corporate Strategy & Development. Before joining Newpark, Mr. Moss held management positions at BJ Services Company, most recently, since 1997, as Division President of BJ Chemical Services, a provider of production and industrial chemicals, remedial pumping and capillary services to US and international customers. He previously served as Director, Logistics, of BJ Services with responsibility for worldwide logistics organization. From 1988 to 1995 Moss was Vice-President, International Operations of Western Petroleum Services International and prior to that, he spent 10 years in numerous leadership positions at Western Company of North America.

NYSE: NR Newpark Resources, Inc. 25 August 2011